                                   [GRAPHIC]
                                                  Annual Report October 31, 2001

Oppenheimer
Disciplined Allocation Fund

[LOGO] OppenheimerFunds

REPORT HIGHLIGHTS

Fund Objective

Oppenheimer Disciplined Allocation Fund seeks to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. Government securities and money market instruments, according to changing market conditions.

     CONTENTS
 1   Letter to Shareholders

 3   An Interview with Your Fund's Managers

 7   Fund Performance

12   Financial Statements

34   Independent Auditors' Report

35   Federal Income Tax Information

36   Officers and Directors

Average Annual Total Returns*

             For the 1-Year Period
             Ended 10/31/01

             Without             With
             Sales Chg.          Sales Chg.
--------------------------------------------
Class A      -10.12%             -15.29%
--------------------------------------------
Class B      -10.79              -15.20
--------------------------------------------
Class C      -10.76              -11.64
--------------------------------------------
Class N       -7.90               -8.81

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

* See Notes on page 10 for further details.

LETTER TO SHAREHOLDERS
Dear Shareholder,

[PHOTO]

John V. Murphy
Chairman, President and
Chief Executive Officer
OppenheimerFunds, Inc.

We are all learning to live and cope in an incredible and unprecedented period in our nation's history. At OppenheimerFunds, we know and understand that these are difficult times. Yet out of the September 11 tragedy, I believe a new resolve, determination and strength was born and has emerged in all of us. I would like to thank everyone who wrote to me. Your letters were a source of inspiration for all of us at OppenheimerFunds.
     The road to recovery is ahead of us. As of mid October, the markets started to recoup much of the loss since the September 11 attack. The Federal Reserve cut the overnight rate for the tenth time this year to its lowest level since 1962. And as economists have mentioned, the market has fundamental and underlying strengths. The groundwork is being laid for economic recovery.
     During these trying times for investors, we encourage you to work closely with your financial advisor and to stay focused on your long-term investment goals keeping in mind the benefits of diversification and the importance of a long-term perspective.
     It is also important and reassuring to remember that our portfolio management teams are an experienced group of investment professionals. They are diligently monitoring the events that are shaping the economy and the financial world, while using their proven expertise to manage your fund. Just as your financial advisor employs diversification and asset allocation to determine the appropriate balance of risk and reward for your portfolio, OppenheimerFunds' portfolio managers are guided by similar principles: using broad diversification, keeping a focus on business fundamentals and maintaining a long-term investment perspective.
     As a firm directly affected by the events of September 11, we stand strong, resolute and united with America and we will be forever indebted to those who helped save lives and who continue to serve so heroically in this time of great uncertainty and need.

                  1 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

LETTER TO SHAREHOLDERS

     To express our gratitude, we have established the "World Trade Center Legacy Relief Fund." We pledge to match the first $1 million in donations to this Fund and send all proceeds to qualified, prescreened charities that support victims' families, which initially are "The Twin Towers Fund," the "Lumina Foundation for Education--Families of Freedom Scholarship Fund" and the "Windows of Hope Family Relief Fund." For more information regarding the "World Trade Center Legacy Relief Fund," please go to our website, www.oppenheimerfunds.com, or contact the Legacy Program at 1.877.634.4483.
     At OppenheimerFunds, we thank you for your continued support and confidence. We look forward to showing and sharing with you the strength, expertise and resolve that make OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ John V. Murphy

John V. Murphy
November 21, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

                  2 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

--------------------------
Portfolio Management Team
Chris Leavy
Bruce Bartlett
John Kowalik
--------------------------

Q. How did Oppenheimer Disciplined Allocation Fund perform during the 12-month period that ended October 31, 2001?
While we are never satisfied with negative returns, we are nonetheless pleased that the Fund produced better performance than its benchmark, the Standard & Poor's 500 Composite Stock Price Index, and its peer group, the Lipper Flexible Portfolio average.
     We attribute the Fund's negative absolute returns to a faltering U.S. economy, which adversely affected corporate earnings and undermined most companies' stock prices.
At the same time, growth stocks were in the midst of a protracted bear market. Steep declines for many technology and telecommunications stocks ensued when the speculative "bubble" surrounding them burst in early 2000, before the reporting period began. While value-oriented stocks generally performed significantly better than growth stocks, they also experienced difficulty in a lackluster economic climate. Near the end of the reporting period, virtually all stocks fell sharply after the terrorist attacks of September 11.

To what do you attribute the Fund's good performance relative to its benchmark and peer group?
The Fund's strategy of broadly diversifying its investments among growth stocks, value stocks, bonds and cash effectively provided protection from the brunt of the stock market's losses. In fact, the Fund's bond portion produced highly competitive returns when investors, in the midst of a "flight to quality," shifted toward relatively risk-averse investments such as U.S. Government securities and highly rated corporate bonds. These are the types of bonds in which the Fund primarily invests.
     In the Fund's stock portfolio, value-oriented holdings generally beat the broad market averages. In November/December 2000, value stocks had recently returned to favor after several

                  3 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

--------------------------------------------------------------------------------
The Fund's bond and value stock holdings partially offset poor returns among growth stocks, effectively controlling risks and positioning the Fund for better times that we believe lie ahead.
--------------------------------------------------------------------------------

years of unspectacular performance. In our view, low valuations and consistent business fundamentals helped prevent the Fund's value-oriented holdings from experiencing the steep declines that affected many growth-oriented shares.

Why did the Fund's bond portfolio provide attractive returns in an otherwise difficult investment environment?
The essence of diversification is that when one asset class, such as stocks, moves in one direction, another asset class, such as bonds, moves in the opposite direction. While stocks and bonds do not always react differently to the same economic events, the differences were particularly evident over the 12-month reporting period that ended October 31, 2001. This was mostly attributed to the Federal Reserve Board aggressively reducing short-term interest rates a total of nine times during the first 10 months of 2001, from 6.5% in January to 2.5% in October 2001, in an attempt to avert an economic recession. As a result, short-term interest rates at the end of October were the lowest they have been since 1962. Consequently, many fixed income investors enjoyed robust total returns from a combination of income and price appreciation, due to the fact bond prices rise when their yields fall.
     High quality bonds benefited greatly from sharply lower interest rates and the surge in investor demand. As the Fund's bond portfolio is composed mainly of U.S. Treasury securities, U.S. Government agency securities and highly rated corporate bonds, it produced very attractive returns that partially offset weakness among the Fund's equity holdings.

What stocks contributed positively to the Fund's performance during the period? We received particularly strong returns from financial stocks, an industry group that represented the Fund's greatest concentration of assets for much of the reporting period. The Fund enjoyed especially strong returns from government-sponsored enterprises such as the Federal Home Loan Mortgage Corp., also known as Freddie Mac, a public corporation created by

                  4 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

---------------------------------
Average Annual
Total Returns
For the Periods Ended 9/30/01/2/
Class A
1-Year      5-Year      10-Year
-----------------------------------
-16.50%     3.31%       7.38%
Class B                 Since
1-Year      5-Year      Inception
-----------------------------------
-16.39%     3.49%       4.48%
Class C                 Since
1-Year      5-Year      Inception
-----------------------------------
-12.91%     3.75%       3.88%
Class N                 Since
1-Year      5-Year      Inception
-----------------------------------
N/A         N/A         -10.99
-----------------------------------

Congress to make mortgage funds more widely available, and USA Education, Inc. (formerly known as Sallie Mae), a federally chartered corporation that issues student loans./1/
     The Fund also benefited from stocks it did not own. We held fewer technology investments than our benchmark, and thus, we had less exposure to this relatively poor-performing area of the market. As a result, the Fund was spared the full brunt of the declines that decimated many technology stocks.

How did the events of September 11 affect the Fund?
Stocks declined across the board after terrorists attacked the Pentagon in Washington, D.C. and the World Trade Center in New York's financial district. Airline and other travel-related stocks were particularly hard hit, including Fund holdings such as the nation's leading aircraft manufacturer, Boeing Co. While we expect shares of travel-related companies to remain weak until vacation and business travel resumes, defense contractors may see revenues rise as America beefs up its military capabilities for the war on terrorism.

What is your outlook for the future?
We are cautiously optimistic. While we believe that the terrorist attacks helped push the nation into a recession, we expect economic growth to resume in 2002. Low interest rates, the absence of inflationary pressures, tax cuts and higher defense spending could serve as powerful stimulants for a sluggish economy.
     We believe that the Fund is well positioned. The Fund's transition conversion to the current portfolio management team is complete. As of October 31, 2001, stocks comprised approximately 57% of assets, bonds account for about 37% and cash equivalents 4%. Using "bottom-up," fundamental analysis, the Fund's stock portfolio is currently biased toward traditionally conservative names, including the government-sponsored enterprises mentioned earlier. Over the longer term, we are optimistic that the Fund's growth stocks will recover from currently

1. See page 12 for a complete listing of the Fund's holdings as of 10/31/01.
2. See Notes on page 10 for further details.

                  5 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

[GRAPHIC]

Portfolio Allocation/3/
Stocks            58.1%
Bonds             38.1
Cash Equivalents   3.8

depressed prices. Indeed, some technology shares have fallen so far that they can now be considered value stocks.
     Regardless of when the economy and stock market rebound, we believe that the Fund's diversification strategy makes it an excellent choice for investors seeking to allocate assets among stocks and bonds. Providing such choices is an important part of what makes Oppenheimer Disciplined Allocation Fund The Right Way to Invest.

Top Ten Common Stock Holdings/4/
--------------------------------------------------------------------------------
Freddie Mac                                                                 3.3%
--------------------------------------------------------------------------------
Tyco International Ltd.                                                     3.2
--------------------------------------------------------------------------------
USA Education, Inc.                                                         3.0
--------------------------------------------------------------------------------
Cardinal Health, Inc.                                                       2.4
--------------------------------------------------------------------------------
Citigroup Inc.                                                              2.1
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                           2.0
--------------------------------------------------------------------------------
Target Corp.                                                                1.8
--------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                                                      1.6
--------------------------------------------------------------------------------
Household International, Inc.                                               1.6
--------------------------------------------------------------------------------
Lockheed Martin Corp.                                                       1.6

Top Five Common Stock Industries/4/
--------------------------------------------------------------------------------
Diversified Financial                                                      11.6%
--------------------------------------------------------------------------------
Manufacturing                                                               5.5
--------------------------------------------------------------------------------
Healthcare/Supplies & Services                                              5.5
--------------------------------------------------------------------------------
Insurance                                                                   4.8
--------------------------------------------------------------------------------
Healthcare/Drugs                                                            3.3

3. Portfolio is subject to change. Percentages are as of October 31, 2001, and are based on total market value of investments.
4. Portfolio is subject to change. Percentages are as of October 31, 2001, and are based on net assets.

                  6 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

FUND PERFORMANCE

How has the Fund performed? Following is a discussion, by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended October 31, 2001, followed by a graphical comparison of the Fund's performance to appropriate broad-based market indices.
Management's discussion of performance. During the fiscal year that ended October 31, 2001, Oppenheimer Disciplined Allocation Fund's performance was strongly influenced by its strategy of seeking long-term total returns by strategically balancing growth stocks, value stocks, high quality bonds and cash, each of which is managed according to changing market conditions. This diversified approach worked especially well in a highly challenging market environment affected by a weakening U.S. economy, sharply lower interest rates and, near the end of the period, the terrorist attacks of September 11. The Fund particularly benefited from its investments in U.S. Government securities and highly rated corporate bonds. An emphasis on value-oriented financial stocks and a de-emphasis on technology stocks also helped the Fund's stock portfolio avoid the full brunt of the market's losses during the period.
Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2001. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B, performance is measured from inception of the class on October 2, 1995. In the case of Class C, performance is measured from inception of the class on May 1, 1996. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares and reinvestments of all dividends and capital gains distributions.
     The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. The Fund's performance is also compared to Merrill Lynch Corporate and Government Master Index, a broad-based index of U.S. Treasury and government agency securities, corporate and Yankee bonds regarded as a general measurement of the performance of the domestic debt securities market.
     Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices.

                  7 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                    [CHART]



Date             Oppenheimer Fund   S&P 500      Merrill Lynch

12/31/91              9,425          10,000         10,000
03/31/92              9,580           9,748          9,856
06/30/92              9,612           9,933         10,253
09/30/92              9,853          10,246         10,761
12/31/92             10,358          10,761         10,768
03/31/93             10,980          11,230         11,268
06/30/93             11,337          11,284         11,597
09/30/93             11,895          11,575         11,995
12/31/93             12,004          11,843         11,959
03/31/94             11,698          11,395         11,608
06/30/94             11,498          11,442         11,469
09/30/94             11,821          12,001         11,519
12/31/94             11,751          11,999         11,568
03/31/95             12,467          13,166         12,133
06/30/95             13,283          14,421         12,917
09/30/95             13,894          15,566         13,155
12/31/95             14,565          16,502         13,765
03/31/96             14,810          17,388         13,461
06/30/96             14,910          18,167         13,517
09/30/96             15,198          18,729         13,751
10/31/96             15,478          19,245         14,067
01/31/97             16,325          21,555         14,192
04/30/97             16,371          22,076         14,270
07/31/97             18,557          26,414         15,011
10/31/97             18,392          25,423         15,329
01/31/98             18,746          27,354         15,786
04/30/98             20,016          31,142         15,876
07/31/98             19,481          31,513         16,235
10/31/98             19,482          31,019         16,909
01/31/99             21,044          36,247         17,165
04/30/99             21,115          37,940         16,893
07/31/99             20,758          37,880         16,611
10/31/99             19,992          38,979         16,784
01/31/00             19,615          39,995         16,687
04/30/00             20,721          41,779         17,060
07/31/00             20,863          41,276         17,555
10/31/00             21,645          41,348         17,995
01/31/01             21,891          39,635         18,962
04/30/01             20,620          36,362         19,106
07/31/01             20,632          35,364         19,795
10/31/01             19,455          31,057         20,761


Average Annual Total Returns of Class A Shares of the Fund at 10/31/01/2/
1 Year -15.29%     5-Year 3.45%     10-Year 7.36%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                    [CHART]


Date             Oppenheimer Fund   S&P 500      Merrill Lynch

10/02/95            10,000          10,000           10,000
12/31/95            10,493          10,602           10,463
03/31/96            10,647          11,170           10,232
06/30/96            10,697          11,671           10,275
09/30/96            10,880          12,032           10,453
10/31/96            11,072          12,364           10,693
01/31/97            11,651          13,848           10,788
04/30/97            11,664          14,183           10,848
07/31/97            13,198          16,969           11,411
10/31/97            13,060          16,332           11,652
01/31/98            13,283          17,573           11,999
04/30/98            14,159          20,007           12,068
07/31/98            13,749          20,245           12,341
10/31/98            13,726          19,928           12,854
01/31/99            14,805          23,286           13,048
04/30/99            14,821          24,374           12,841
07/31/99            14,546          24,335           12,627
10/31/99            13,978          25,041           12,758
01/31/00            13,687          25,694           12,685
04/30/00            14,437          26,841           12,968
07/31/00            14,507          26,517           13,344
10/31/00            15,023          26,563           13,678
01/31/01            15,171          25,463           14,414
04/30/01            14,259          23,360           14,524
07/31/01            14,239          22,719           15,047
10/31/01            13,407          19,952           15,781


Average Annual Total Returns of Class B shares of the Fund at 10/31/01/2/
1-Year -15.20%     5-Year 3.62%     Since Inception 4.94%

1. The Fund changed its fiscal year-end from 12/31 to 10/31.
2. See Notes on page 10 for further details.

                  8 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                    [CHART]

                   Oppenheimer Fund    S&P 500       Merrill Lynch

 5/01/1996              10,000          10,000          10,000
 6/30/1996              10,062          10,297          10,113
 9/30/1996              10,225          10,615          10,288
10/31/1996              10,408          10,908          10,524
 1/31/1997              10,955          12,217          10,618
 4/30/1997              10,965          12,512          10,677
 7/31/1997              12,406          14,971          11,231
10/31/1997              12,274          14,409          11,469
 1/31/1998              12,489          15,503          11,810
 4/30/1998              13,304          17,650          11,878
 7/31/1998              12,921          17,861          12,146
10/31/1998              12,901          17,581          12,651
 1/31/1999              13,912          20,544          12,842
 4/30/1999              13,927          21,503          12,639
 7/31/1999              13,664          21,469          12,428
10/31/1999              13,138          22,092          12,557
 1/31/2000              12,858          22,668          12,485
 4/30/2000              13,561          23,679          12,764
 7/31/2000              13,628          23,394          13,134
10/31/2000              14,115          23,435          13,463
 1/31/2001              14,248          22,464          14,187
 4/30/2001              13,400          20,609          14,295
 7/31/2001              13,373          20,043          14,810
10/31/2001              12,596          17,602          15,533


Average Annual Total Returns of Class C Shares of the Fund at 10/31/01/2/
1-Year -11.64%     5-Year 3.89%     Since Incetion 4.29%


Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                    [CHART]

                    Oppenheimer Fund   S&P 500       MERRILL LYNCH C

 3/01/2001              10,000          10,000          10,000
 4/30/2001               9,793          10,094           9,968
 7/31/2001               9,785           9,817          10,328
10/31/2001               9,119           8,621          10,831


Cumulative Total Return of Class N Shares of the Fund at 10/31/01/2/ Since Inception -8.81%

* A,B,C & N index performance information began on 12/31/91, 9/30/95, 4/30/96 and 2/28/01, respectively.
Past performance cannot guarantee future results. Graphs are not drawn to same scale.

                  9 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 9/16/85. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 10/2/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year), 2% (5-year) and 1% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 5/1/96. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. For this reason, the cumulative total return information shown in this report is not annualized. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                 10 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                      Financials

                 11 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS October 31, 2001

                                                                   Market Value
                                                         Shares      See Note 1
================================================================================
Common Stocks--57.1%
--------------------------------------------------------------------------------
Basic Materials--1.3%
--------------------------------------------------------------------------------
Metals--0.6%
Alcoa, Inc.                                              24,600     $   793,842
--------------------------------------------------------------------------------
Paper--0.7%
Sappi Ltd., Sponsored ADR                                94,100         897,714
--------------------------------------------------------------------------------
Capital Goods--9.7%
--------------------------------------------------------------------------------
Aerospace/Defense--3.2%
Boeing Co.                                               17,300         563,980
--------------------------------------------------------------------------------
Lockheed Martin Corp.                                    42,200       2,058,094
--------------------------------------------------------------------------------
Raytheon Co.                                             49,300       1,589,925
                                                                      ----------
                                                                      4,211,999

--------------------------------------------------------------------------------
Electrical Equipment--0.1%
Emerson Electric Co.                                      3,732         182,943
-------------------------------------------------------------------------------
Industrial Services--0.9%
Republic Services, Inc./1/                               70,000       1,146,600
--------------------------------------------------------------------------------
Manufacturing--5.5%
Caterpillar, Inc.                                        24,500       1,095,640
--------------------------------------------------------------------------------
Titan Corp. (The)/1/                                     76,800       2,006,784
--------------------------------------------------------------------------------
Tyco International Ltd.                                  84,000       4,127,760
                                                                      ----------
                                                                      7,230,184

--------------------------------------------------------------------------------
Communication Services--2.1%
--------------------------------------------------------------------------------
Telecommunications: Long Distance--1.8%
AT&T Corp.                                              111,600       1,701,900
--------------------------------------------------------------------------------
Qwest Communications International, Inc.                 51,500         666,925
                                                                      ----------
                                                                      2,368,825


--------------------------------------------------------------------------------
Telecommunications: Wireless--0.3%
Geotek Communications, Inc., Series B (Escrowed)/1,2/       100             300
--------------------------------------------------------------------------------
Leap Wireless International, Inc.1                       26,100         388,107
                                                                      ----------
                                                                        388,407


--------------------------------------------------------------------------------
Consumer Cyclicals--4.6%
--------------------------------------------------------------------------------
Consumer Services--0.7%
IMS Health, Inc.                                         42,800         914,636
--------------------------------------------------------------------------------
Retail: General--1.2%
Kohl's Corp./1/                                          28,800       1,601,568
--------------------------------------------------------------------------------
Retail: Specialty--2.7%
Bed Bath & Beyond, Inc./1/                               22,000         551,320
--------------------------------------------------------------------------------
BJ's Wholesale Club, Inc./1/                             15,000         761,550
--------------------------------------------------------------------------------
Target Corp.                                             73,000       2,273,950
                                                                      ----------
                                                                      3,586,820

                 12 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                   Market Value
                                                         Shares      See Note 1
--------------------------------------------------------------------------------
Consumer Staples--2.4%
--------------------------------------------------------------------------------
Broadcasting--1.1%
Comcast Corp., Cl. A Special/1/                          14,700     $   526,848
--------------------------------------------------------------------------------
Fox Entertainment Group, Inc., A Shares/1/               41,200         906,812
                                                                    -----------
                                                                      1,433,660

--------------------------------------------------------------------------------
Entertainment--0.8%
News Corp. Ltd. (The), Sponsored ADR, Preference         41,800         994,840
--------------------------------------------------------------------------------
Tobacco--0.5%
Philip Morris Cos., Inc.                                 14,000         655,200
--------------------------------------------------------------------------------
Energy--3.0%
--------------------------------------------------------------------------------
Energy Services--0.8%
Noble Drilling Corp./1/                                  34,300       1,047,865
--------------------------------------------------------------------------------
Oil: Domestic--2.2%
Anadarko Petroleum Corp.                                  5,300         302,365
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                        63,756       2,515,174
                                                                    -----------
                                                                      2,817,539

--------------------------------------------------------------------------------
Financial--16.4%
--------------------------------------------------------------------------------
Diversified Financial--11.6%
AMBAC Financial Group, Inc.                               6,000         288,000
--------------------------------------------------------------------------------
Citigroup Inc.                                           60,666       2,761,516
Concord EFS, Inc./1/                                     32,000         875,840
--------------------------------------------------------------------------------
Franklin Resources, Inc.                                 17,300         555,330
--------------------------------------------------------------------------------
Freddie Mac                                              63,000       4,272,660
--------------------------------------------------------------------------------
Household International, Inc.                            39,600       2,071,080
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                11,800         515,778
--------------------------------------------------------------------------------
USA Education, Inc.                                      46,600       3,800,696
                                                                    -----------
                                                                     15,140,900

--------------------------------------------------------------------------------
Insurance--4.8%
Aetna, Inc./1/                                           51,300       1,417,932
--------------------------------------------------------------------------------
Allstate Corp.                                           35,100       1,101,438
--------------------------------------------------------------------------------
American International Group, Inc.                       10,512         826,243
--------------------------------------------------------------------------------
MBIA, Inc.                                               19,000         875,140
--------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                                   24,200       2,102,012
                                                                    -----------
                                                                      6,322,765

--------------------------------------------------------------------------------
Healthcare--8.8%
--------------------------------------------------------------------------------
Healthcare/Drugs--3.3%
American Home Products Corp.                             18,000       1,004,940
--------------------------------------------------------------------------------
Johnson & Johnson                                        31,000       1,795,210
--------------------------------------------------------------------------------
Pharmacia Corp.                                          35,900       1,454,668
                                                                    -----------
                                                                      4,254,818

                 13 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

                                                                    Market Value
                                                         Shares      See Note 1
--------------------------------------------------------------------------------
Healthcare/Supplies & Services--5.5%
Baxter International, Inc.                               14,500     $   701,365
--------------------------------------------------------------------------------
Biomet, Inc.                                             52,500       1,601,250
--------------------------------------------------------------------------------
Cardinal Health, Inc.                                    45,000       3,019,950
--------------------------------------------------------------------------------
Lincare Holdings, Inc./1/                                12,000         308,400
--------------------------------------------------------------------------------
Stryker Corp.                                            26,900       1,512,856
                                                                    ------------
                                                                      7,143,821

--------------------------------------------------------------------------------
Technology--6.9%
--------------------------------------------------------------------------------
Computer Hardware--1.4%
Lexmark International, Inc., Cl. A/1/                    26,800       1,199,300
--------------------------------------------------------------------------------
SanDisk Corp./1/                                         56,200         614,828
                                                                    ------------
                                                                      1,814,128

--------------------------------------------------------------------------------
Computer Services--1.1%
First Data Corp.                                         21,000       1,418,970
--------------------------------------------------------------------------------
Computer Software--1.2%
Microsoft Corp./1/                                       24,500       1,424,675
--------------------------------------------------------------------------------
Veritas Software Corp./1/                                 5,000         141,900
                                                                    ------------
                                                                      1,566,575

--------------------------------------------------------------------------------
Communications Equipment--1.0%
Lucent Technologies, Inc.                               192,300       1,288,410
--------------------------------------------------------------------------------
Electronics--2.2%
Micron Technology, Inc./1/                               85,000       1,934,600
--------------------------------------------------------------------------------
Motorola, Inc.                                           58,400         956,008
                                                                    ------------
                                                                      2,890,608
--------------------------------------------------------------------------------
Utilities--1.9%
--------------------------------------------------------------------------------
Electric Utilities--1.4%
Dominion Resources, Inc.                                 25,000       1,528,000
--------------------------------------------------------------------------------
Duke Energy Corp.                                         7,900         303,439
                                                                    ------------
                                                                      1,831,439

--------------------------------------------------------------------------------
Gas Utilities--0.5%
El Paso Corp.                                            10,000         490,600
--------------------------------------------------------------------------------
Enron Corp.                                               9,862         137,082
                                                                    ------------
                                                                        627,682
                                                                    ------------
Total Common Stocks (Cost $77,273,027)                               74,572,758

                 14 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                            Market Value
                                                                                   Units      See Note 1
=========================================================================================================
Rights, Warrants and Certificates--0.0%
Concentric Network Corp. Wts., Exp. 12/15/07/1/, /2/                                  100      $       60
---------------------------------------------------------------------------------------------------------
Dairy Mart Convenience Stores, Inc. Wts., Exp. 12/12/01/1/,/2/                        666              10
---------------------------------------------------------------------------------------------------------
McCaw International Ltd. Wts., Exp. 4/15/07/1/, /2/                                   100              13
---------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc. Wts., Exp. 6/1/06/1/, /3/                          500           1,544
---------------------------------------------------------------------------------------------------------
Price Communications Corp. Wts., Exp. 8/1/07/1/, /2/                                  516          25,284
---------------------------------------------------------------------------------------------------------
Signature Brands USA, Inc. Wts., Exp. 8/15/02/1/, /2/                                 100              --
                                                                                               ----------
Total Rights, Warrants and Certificates (Cost $7,063)                                              26,911
                                                                                Principal
                                                                                   Amount
=========================================================================================================
Asset-Backed Securities--0.8%
Litigation Settlement Monetized Fee Trust, Asset-Backed Certificates,
Series 2001-1A, Cl. A1, 8.33%, 4/25/31/2/ (Cost $961,189)                        $961,556       1,023,908
=========================================================================================================
Mortgage-Backed Obligations--4.8%
Asset Securitization Corp.,
Commercial Mtg. Pass-Through Certificates,
Series 1996-D2, Cl. A3, 7.39%, 2/14/29/4/                                         700,000         729,094
---------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.,
7% Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates,
Trust 1992-15, Cl. KZ, 2/25/22                                                    981,721       1,033,871
---------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 3/1/26                                                                     403,229         416,274
7.50%, 1/1/08-6/1/08                                                              227,650         241,391
---------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security,
Trust 1993-223, Cl. PM, 7.056%, 10/25/23/2/,/5/                                   578,829          67,405
---------------------------------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc., Collateralized Mtg. Obligations,
Series 1999-2, Cl. A3, 6.50%, 4/25/29                                             500,000         512,185
---------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.:
7%, 4/15/09-2/15/24                                                               673,256         710,292
7.50%, 3/15/09                                                                    264,698         281,081
8%, 5/15/17                                                                       214,559         230,755
---------------------------------------------------------------------------------------------------------
Norwest Asset Securities Corp., Multiclass Mtg. Pass-Through Certificates:
Series 1999-16, Cl. A3, 6%, 6/25/29                                               500,000         518,125
Series 1999-18, Cl. A2, 6%, 7/25/29                                             1,000,000       1,036,250
Series 1996-CFL, Cl. G, 7.75%, 2/25/28                                            500,000         519,922
                                                                                               ----------
Total Mortgage-Backed Obligations (Cost $5,905,192)                                             6,296,645


                 15 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued

                                                                                Principal    Market Value
                                                                                   Amount      See Note 1
=========================================================================================================
U.S. Government Obligations--11.4%
U.S. Treasury Bonds:
6%, 2/15/26                                                                    $5,450,000     $ 6,125,293
6.25%, 5/15/30                                                                  1,570,000       1,871,858
7.50%, 11/15/16                                                                 2,000,000       2,547,814
8.75%, 5/15/17                                                                  1,250,000       1,768,652
---------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5%, 8/15/11                                                                     1,040,000       1,100,735
5.75%, 11/15/05                                                                 1,350,000       1,469,814
                                                                                               ----------
Total U.S. Government Obligations (Cost $13,273,161)                                           14,884,166

=========================================================================================================
Non-Convertible Corporate Bonds and Notes--18.4%
---------------------------------------------------------------------------------------------------------
Capital Goods--1.8%
---------------------------------------------------------------------------------------------------------
Industrial Services--0.8%
Norse CBO Ltd., 6.515% Collateralized Bond Obligations,
Series 1A, Cl. A3, 8/13/10/2/                                                   1,000,000       1,002,500
---------------------------------------------------------------------------------------------------------
Manufacturing--1.0%
Owens-Illinois, Inc., 7.15% Sr. Nts., 5/15/05                                   1,000,000         855,000
---------------------------------------------------------------------------------------------------------
Scotia Pacific Co. LLC, 7.71% Sec. Nts., Series B, Cl. A-3, 1/20/14               500,000         410,445
                                                                                               ----------
                                                                                                1,265,445
---------------------------------------------------------------------------------------------------------
Communication Services--2.8%
---------------------------------------------------------------------------------------------------------
Telecommunications-Long Distance--1.3%
Calpoint Receivable Strip Trust 2001, 7.44% Bonds, 12/10/06/2/                  1,000,000       1,020,600
---------------------------------------------------------------------------------------------------------
Qwest Capital Funding, Inc., 7.625% Bonds, 8/3/21/3/                              500,000         492,419
---------------------------------------------------------------------------------------------------------
WorldCom, Inc., 8.25% Bonds, 5/15/31                                              200,000         205,365
                                                                                               ----------
                                                                                                1,718,384
---------------------------------------------------------------------------------------------------------
Telecommunications-Wireless--0.9%
VoiceStream Wireless Corp., 10.375% Sr. Unsec. Nts., 11/15/09                   1,000,000       1,145,000
---------------------------------------------------------------------------------------------------------
Telephone Utilities--0.6%
Qwest Corp., 6.875% Unsec. Debs., 9/15/33                                         500,000         445,552
---------------------------------------------------------------------------------------------------------
Telefonica de Argentina SA, 9.125% Nts., Series 1, 5/7/08                         500,000         400,000
                                                                                               ----------
                                                                                                  845,552

---------------------------------------------------------------------------------------------------------
Consumer Cyclicals--2.5%
---------------------------------------------------------------------------------------------------------
Autos & Housing--1.8%
CPG Partners LP, 8.25% Unsec. Unsub. Nts., 2/1/11                                 500,000         541,562
---------------------------------------------------------------------------------------------------------
Lear Corp., 7.96% Sr. Unsec. Nts., Series B, 5/15/05                              500,000         501,349
---------------------------------------------------------------------------------------------------------
Pulte Corp., 8.125% Sr. Unsec. Nts., 3/1/11                                       500,000         512,011
---------------------------------------------------------------------------------------------------------
Shurgard Storage Centers, Inc., 7.50% Sr. Unsec. Nts., 4/25/04                    700,000         743,960
                                                                                               ----------
                                                                                                2,298,882

---------------------------------------------------------------------------------------------------------
Consumer Services--0.4%
PHH Corp., 8.125% Nts., 2/3/03                                                    500,000         509,552

                 16 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                Principal    Market Value
                                                                                   Amount      See Note 1
---------------------------------------------------------------------------------------------------------
Media--0.3%
Reed Elsevier, Inc., 6.625% Nts., 10/15/23/3/                                  $  400,000     $   379,892
---------------------------------------------------------------------------------------------------------
Consumer Staples--3.0%
---------------------------------------------------------------------------------------------------------
Broadcasting--1.0%
British Sky Broadcasting Group plc, 8.20% Sr. Unsec. Nts., 7/15/09                400,000         412,850
---------------------------------------------------------------------------------------------------------
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18                            1,000,000         939,515
                                                                                               ----------
                                                                                                1,352,365

---------------------------------------------------------------------------------------------------------
Entertainment--0.8%
Tricon Global Restaurants, Inc., 7.45% Sr. Unsec. Nts., 5/15/05                 1,000,000       1,015,000
---------------------------------------------------------------------------------------------------------
Food--0.4%
CPC International, Inc., 6.15% Unsec. Nts., Series C, 1/15/06                     500,000         528,395
---------------------------------------------------------------------------------------------------------
Household Goods--0.8%
Fort James Corp., 6.875% Sr. Nts., 9/15/07                                      1,000,000         999,477
---------------------------------------------------------------------------------------------------------
Energy--2.7%
---------------------------------------------------------------------------------------------------------
Energy Services--1.3%
Columbia Gas System, Inc., 6.80% Nts., Series C, 11/28/05                         500,000         533,522
---------------------------------------------------------------------------------------------------------
Petroliam Nasional Berhad, 6.875% Nts., 7/1/033                                   500,000         524,164
---------------------------------------------------------------------------------------------------------
TransCanada PipeLines Ltd., 9.875% Debs., 1/1/21                                  500,000         643,852
                                                                                               ----------
                                                                                                1,701,538

---------------------------------------------------------------------------------------------------------
Oil: Domestic--1.4%
Devon Financing Corp., 7.875% Debs., 9/30/31/3/                                 1,000,000       1,011,941
---------------------------------------------------------------------------------------------------------
Kinder Morgan Energy Partners LP, 6.75% Sr. Unsec. Nts., 3/15/11                  750,000         783,855
                                                                                               ----------
                                                                                                1,795,796

---------------------------------------------------------------------------------------------------------
Financial--3.0%
---------------------------------------------------------------------------------------------------------
Banks--1.0%
Colonial Bank, 9.375% Sub. Nts., 6/1/11                                           250,000         270,955
---------------------------------------------------------------------------------------------------------
Oversea-Chinese Banking Corp. Ltd., 7.75% Unsec. Sub. Nts., 9/6/11              1,000,000       1,053,993
                                                                                               ----------
                                                                                                1,324,948

---------------------------------------------------------------------------------------------------------
Diversified Financial--1.2%
BT Institutional Cap Trust A, 8.09% Bonds, 12/1/26/3/                             500,000         532,370
---------------------------------------------------------------------------------------------------------
Dime Capital Trust I, 9.33% Capital Securities, Series A, 5/6/27                  500,000         558,746
---------------------------------------------------------------------------------------------------------
Finova Group, Inc. (The), 7.50% Nts., 11/15/09                                    223,000          83,625
---------------------------------------------------------------------------------------------------------
Osprey Trust/Osprey I, Inc., 8.31% Sr. Sec. Nts., 1/15/03/3/                      500,000         368,117
                                                                                               ----------
                                                                                                1,542,858

---------------------------------------------------------------------------------------------------------
Insurance--0.8%
Nationwide CSN Trust, 9.875% Sec. Nts., 2/15/25/3/                              1,000,000       1,056,872
---------------------------------------------------------------------------------------------------------
Technology--0.4%
---------------------------------------------------------------------------------------------------------
Computer Software--0.4%
AOL Time Warner, Inc., 7.625% Bonds, 4/15/31                                      500,000         526,184


                 17 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS Continued


                                                                                Principal    Market Value
                                                                                   Amount      See Note 1
---------------------------------------------------------------------------------------------------------
Transportation--0.4%
---------------------------------------------------------------------------------------------------------
Railroads & Truckers--0.4%
Union Pacific Corp., 7.60% Unsec. Nts., 5/1/05                                 $  500,000    $    547,979
---------------------------------------------------------------------------------------------------------
Utilities--1.8%
---------------------------------------------------------------------------------------------------------
Electric Utilities--1.4%
El Paso Electric Co., 8.25% First Mtg. Bonds, Series C, 2/1/03                    500,000         524,805
---------------------------------------------------------------------------------------------------------
PSEG Energy Holdings, Inc., 8.625% Sr. Nts., 2/15/08/3/                           200,000         211,039
---------------------------------------------------------------------------------------------------------
PSEG Power LLC, 8.625% Sr. Nts., 4/15/31/3/                                       500,000         581,843
---------------------------------------------------------------------------------------------------------
Teco Energy, Inc., 7.20% Unsec. Unsub. Nts., 5/1/11                               500,000         541,327
                                                                                               ----------
                                                                                                1,859,014
---------------------------------------------------------------------------------------------------------
Gas Utilities--0.4%
AGL Capital Corp., 7.125% Sr. Unsec. Nts., 1/14/11                                500,000         524,407
                                                                                               ----------
Total Non-Convertible Corporate Bonds and Notes (Cost $23,638,605)                             23,940,040

=========================================================================================================
Convertible Corporate Bonds and Notes--2.1%
CIENA Corp., 3.75% Cv. Sr. Unsec. Nts., 2/1/08                                  2,000,000       1,275,000
---------------------------------------------------------------------------------------------------------
Tyco International Ltd., Zero Coupon Cv. Sr. Unsec. Unsub. Liquid
Yield Option Nts., 1.28%, 11/17/20/6/                                           2,000,000       1,520,000
                                                                                               ----------
Total Convertible Corporate Bonds and Notes (Cost $3,570,909)                                   2,795,000

=========================================================================================================
Repurchase Agreements--3.8%
Repurchase agreement with Zion First National Bank, 2.54%,
dated 10/31/01, to be repurchased at $4,907,346 on 11/1/01,
collateralized by U.S. Treasury Nts., 4.75%--7%, 12/31/01--2/15/10,
with a value of $4,523,247 and U.S. Treasury Bills, 4/25/02,
with a value of $485,728 (Cost $4,907,000)                                      4,907,000       4,907,000
---------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $129,536,146)                                      98.4%    128,446,428
---------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                       1.6       2,097,006
                                                                               --------------------------
Net Assets                                                                          100.0%   $130,543,434
                                                                               ==========================


Footnotes to Statement of Investments

1. Non-income-producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $5,160,201 or 3.95% of the Fund's net assets as of October 31, 2001.
4. Represents the current interest rate for a variable or increasing rate security.
5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
6. Zero-coupon bond reflects the effective yield on the date of purchase.

See accompanying Notes to Financial Statements.

                 18 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2001


=========================================================================================================
Assets
Investments, at value (cost $129,536,146)--see accompanying statement                        $128,446,428
---------------------------------------------------------------------------------------------------------
Cash                                                                                               41,841
---------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                1,756,064
Interest and dividends                                                                            804,805
Shares of capital stock sold                                                                       17,841
Amounts due from OFI                                                                               15,336
Other                                                                                               1,351
                                                                                             ------------
Total assets                                                                                  131,083,666

=========================================================================================================
Liabilities
Payables and other liabilities:
Shares of capital stock redeemed                                                                  297,989
Shareholder reports                                                                                87,570
Investments purchased                                                                              64,505
Directors' compensation                                                                            32,596
Distribution and service plan fees                                                                 26,427
Legal, auditing and other professional fees                                                        24,160
Transfer and shareholder servicing agent fees                                                         551
Other                                                                                               6,434
                                                                                             ------------
Total liabilities                                                                                 540,232

=========================================================================================================
Net Assets                                                                                   $130,543,434
                                                                                             ============
=========================================================================================================
Composition of Net Assets
Par value of shares of capital stock                                                         $     10,396
---------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                    145,121,312
---------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                                             685,142
---------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investment transactions                               (14,183,537)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities denominated in foreign currencies                                    (1,089,879)
                                                                                             ------------
Net Assets                                                                                   $130,543,434
                                                                                             ============
=========================================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $112,878,905 and 9,001,150 shares of capital stock outstanding)                                 $12.54
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                        $13.31
---------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $14,769,748 and 1,161,072 shares of capital stock outstanding)                                  $12.72
---------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $2,893,141 and 233,209 shares of capital stock outstanding)                                     $12.41
---------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $1,640 and 131 shares of capital stock outstanding)                                             $12.52

See accompanying Notes to Financial Statements.

                 19 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF OPERATIONS For the Year Ended October 31, 2001


================================================================================
Investment Income
Interest                                                           $  3,646,124
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $1,826)                  918,421
                                                                   ------------
Total income                                                          4,564,545

================================================================================
Expenses
Management fees                                                         927,181
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                 319,036
Class B                                                                 165,687
Class C                                                                  32,808
Class N                                                                       5
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                           296,066
--------------------------------------------------------------------------------
Shareholder reports                                                      57,772
--------------------------------------------------------------------------------
Legal, auditing and other professional fees                              29,378
--------------------------------------------------------------------------------
Custodian fees and expenses                                              25,508
--------------------------------------------------------------------------------
Accounting service fees                                                  15,000
--------------------------------------------------------------------------------
Registration and filing fees                                              5,757
--------------------------------------------------------------------------------
Other                                                                    44,503
                                                                   ------------
Total expenses                                                        1,918,701
Less reduction to custodian expenses                                     (8,535)
                                                                   ------------
Net expenses                                                          1,910,166

================================================================================
Net Investment Income                                                 2,654,379

================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                         (12,930,844)
Closing of futures contracts                                           (245,883)
                                                                   ------------
Net realized gain (loss)                                            (13,176,727)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                          (5,224,980)
Translation of assets and liabilities denominated in foreign
currencies                                                                  146
                                                                   ------------
Net change                                                           (5,224,834)
                                                                   ------------
Net realized and unrealized gain (loss)                             (18,401,561)

================================================================================
Net Decrease in Net Assets Resulting from Operations               $(15,747,182)
                                                                   ============

See accompanying Notes to Financial Statements.

                 20 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS


Year Ended October 31,                                                                          2001              2000
======================================================================================================================
Operations
Net investment income (loss)                                                            $  2,654,379      $  5,482,851
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                                 (13,176,727)          876,388
----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                      (5,224,834)        7,315,758
                                                                                        ------------------------------
Net increase (decrease) in net assets resulting from operations                          (15,747,182)       13,674,997
======================================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A                                                                                   (2,498,703)       (5,346,316)
Class B                                                                                     (195,117)         (433,607)
Class C                                                                                      (40,745)          (95,557)
Class N                                                                                          (10)               --
----------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                                           --       (24,684,807)
Class B                                                                                           --        (2,228,825)
Class C                                                                                           --          (532,698)
Class N                                                                                           --                --
======================================================================================================================
Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions:
Class A                                                                                  (15,345,653)      (95,971,778)
Class B                                                                                   (1,061,078)       (4,269,245)
Class C                                                                                     (637,673)       (1,444,164)
Class N                                                                                        1,730                --
======================================================================================================================
Net Assets
Total decrease                                                                           (35,524,431)     (121,332,000)
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                      166,067,865       287,399,865
                                                                                        ------------------------------
End of period [including undistributed (overdistributed) net investment
income of $685,142 and $340,901, respectively]                                          $130,543,434      $166,067,865
                                                                                        ==============================

See accompanying Notes to Financial Statements.

                  21 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

FINANCIAL HIGHLIGHTS


Class A         Year Ended October 31,                 2001            2000            1999             1998             1997
=============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $14.23          $15.03          $15.45           $16.81           $16.00
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .26/1/          .44             .44              .45              .51/2/
Net realized and unrealized gain (loss)               (1.69)/1/         .68            (.01)             .45             2.25/2/
                                                   --------------------------------------------------------------------------
Total income (loss) from
investment operations                                 (1.43)           1.12             .43              .90             2.76
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.26)           (.44)           (.44)            (.45)            (.56)
Distributions from net realized gain                     --           (1.48)           (.41)           (1.81)           (1.39)
                                                   --------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.26)          (1.92)           (.85)           (2.26)           (1.95)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $12.54          $14.23          $15.03           $15.45           $16.81
                                                   ==========================================================================
=============================================================================================================================
Total Return, at Net Asset Value/3/                  (10.12)%          8.27            2.62%            5.93%           18.82%
Ratios/Supplemental Data
Net assets, end of period (in thousands)           $112,864        $144,244        $258,159         $298,558         $243,267
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $128,477        $172,514        $293,677         $268,715         $238,821
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/4/
Net investment income                                  1.88%/1/        2.88%           2.72%            2.96%            3.17%
Expenses                                               1.19%           1.11%           1.04%            1.04%/5/         1.11%/5/
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 164%             34%            122%              97%              98%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
        Net investment income                            Change less than $0.005
        Net realized and unrealized gain (loss)          Change less than $0.005
        Net investment income ratio                      1.92%
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                 22 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

Class B         Year Ended October 31,                 2001            2000            1999             1998             1997
=============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $14.43          $15.20          $15.62           $16.99           $16.16
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .15/1/          .30             .31              .36              .40/2/
Net realized and unrealized gain (loss)               (1.70)/1/         .73              --              .43             2.27/2/
                                                   --------------------------------------------------------------------------
Total income (loss) from
investment operations                                 (1.55)           1.03             .31              .79             2.67
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.16)           (.32)           (.32)            (.35)            (.45)
Distributions from net realized gain                     --           (1.48)           (.41)           (1.81)           (1.39)
                                                   --------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.16)          (1.80)           (.73)           (2.16)           (1.84)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $12.72          $14.43          $15.20           $15.62           $16.99
                                                   ==========================================================================
=============================================================================================================================
Total Return, at Net Asset Value/3/                  (10.79)%          7.48%           1.84%            5.10%           17.96%
=============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)            $14,770         $17,892         $23,522          $21,754           $8,720
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $16,569         $19,643         $24,648          $14,235           $6,183
Ratios to average net assets:/4/
Net investment income                                  1.14%/1/        2.12%           1.97%            2.19%            2.32%
Expenses                                               1.94%           1.87%           1.80%            1.80%/5/         1.89%/5/
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 164%             34%            122%              97%              98%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
        Net investment income                     $ 0.16
        Net realized and unrealized gain (loss)   $(1.71)
        Net investment income ratio                 1.18%
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                 23 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

FINANCIAL HIGHLIGHTS Continued

Class C         Year Ended October 31,                 2001            2000            1999             1998             1997
=============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $14.08          $14.88          $15.31           $16.70           $15.93
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .13/1/          .28             .32              .37             .44/2/
Net realized and unrealized gain (loss)               (1.64)/1/         .72            (.01)             .40            2.19/2/
                                                   --------------------------------------------------------------------------
Total income (loss) from
investment operations                                 (1.51)           1.00             .31              .77             2.63
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.16)           (.32)           (.33)            (.35)            (.47)
Distributions from net realized gain                     --           (1.48)           (.41)           (1.81)           (1.39)
                                                   --------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.16)          (1.80)           (.74)           (2.16)           (1.86)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $12.41          $14.08          $14.88           $15.31           $16.70
                                                   ==========================================================================
=============================================================================================================================
Total Return, at Net Asset Value/3/                  (10.76)%          7.44%           1.84%            5.10%           17.93%
=============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)             $2,893          $3,931          $5,719           $4,824           $1,473
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $3,280          $4,255          $5,876           $2,861           $  805
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/4/
Net investment income                                  1.14%/1/        2.13%           1.97%            2.18%            2.18%
Expenses                                               1.94%           1.86%           1.80%            1.80%/5/         1.92%/5/
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 164%             34%            122%              97%              98%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
        Net investment income                        $ 0.14
        Net realized and unrealized gain (loss)      $(1.65)
        Net investment income ratio                    1.18%
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                 24 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

Class N           Period Ended October 31,                              2001/1/
================================================================================
Per Share Operating Data
Net asset value, beginning of period                                  $13.74
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                    .12/2/
Net realized and unrealized gain (loss)                                (1.20)/2/
Total income (loss) from
investment operations                                                  (1.08)
--------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                    (.14)
Distributions from net realized gain                                      --
                                                                      ----------
Total dividends and/or distributions
to shareholders                                                         (.14)
--------------------------------------------------------------------------------
Net asset value, end of period                                        $12.52
                                                                      ==========

================================================================================
Total Return, at Net Asset Value/3/                                    (7.90)%

================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                                  $2
--------------------------------------------------------------------------------
Average net assets (in thousands)                                         $1
--------------------------------------------------------------------------------
Ratios to average net assets:/4/
Net investment income                                                   1.04%/2/
Expenses                                                                1.68%
--------------------------------------------------------------------------------
Portfolio turnover rate                                                 164%

1.   For the period from March 1, 2001 (inception of offering) to October 31,
     2001.
2.   Without the adoption of the change in amortization method as discussed in
     Note 1 in the Notes to Financial Statements, these amounts would have been:
        Net investment income                     Change less than $0.005
        Net realized and unrealized gain (loss)   Change less than $0.005
        Net investment income ratio               1.08%
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                 25 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies
Oppenheimer Disciplined Allocation Fund (the Fund), a series of Oppenheimer Series Fund, Inc. (the Company), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. Government securities and money market instruments, according to changing market conditions. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                 26 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Directors' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended October 31, 2001, the Fund's projected benefit obligations were decreased by $22,335 and payments of $4,678 were made to retired directors, resulting in an accumulated liability of $31,916 as of October 31, 2001.
     The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Directors in shares of one or more Oppenheimer funds selected by the director. The amount paid to the Board of Directors under the plan will be determined based upon the performance of the selected funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
     As of October 31, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

                Expiring
                ---------------------------------------
                2008                        $   167,496
                2009                         13,696,976
                                            -----------
                Total                       $13,864,472
                                            ===========

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

                 27 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
1.Significant Accounting Policies Continued
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2001, amounts have been reclassified to reflect a decrease in additional paid-in capital of $63,958, an increase in undistributed net investment income of $424,437, and an increase in accumulated net realized loss on investments of $360,479. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The Fund elected to begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $334,874 decrease to cost of securities and a corresponding $334,874 decrease in net unrealized depreciation, based on securities held as of December 31, 2000. For the year ended October 31, 2001, interest income decreased by $60,788, net realized loss on investments increased by $149,747, and the change in net unrealized depreciation on investments decreased by $210,535.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                 28 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

================================================================================
2. Shares of Capital Stock
The Fund has authorized 550 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                      Year Ended October 31, 2001/1/        Year Ended October 31, 2000
                                      Shares               Amount           Shares               Amount
-------------------------------------------------------------------------------------------------------
Class A
Sold                                 453,469         $  6,078,435          473,867        $   6,576,278
Dividends and/or
distributions reinvested             182,218            2,404,510        1,778,259           24,217,286
Redeemed                          (1,772,576)         (23,828,598)      (9,290,842)        (126,765,342)
                                  ---------------------------------------------------------------------
Net increase (decrease)           (1,136,889)        $(15,345,653)      (7,038,716)       $ (95,971,778)
                                  =====================================================================
-------------------------------------------------------------------------------------------------------
Class B
Sold                                 229,496         $  3,127,331          236,370        $   3,332,225
Dividends and/or
distributions reinvested              13,741              184,308          187,074            2,584,174
Redeemed                            (322,213)          (4,372,717)        (730,656)         (10,185,644)
                                  ---------------------------------------------------------------------
Net increase (decrease)              (78,976)        $ (1,061,078)        (307,212)       $  (4,269,245)
                                  =====================================================================
-------------------------------------------------------------------------------------------------------
Class C
Sold                                  63,616         $    848,633           88,178        $   1,218,700
Dividends and/or
distributions reinvested               3,008               39,397           43,934              592,281
Redeemed                            (112,706)          (1,525,703)        (237,266)          (3,255,145)
                                  ---------------------------------------------------------------------
Net increase (decrease)              (46,082)        $   (637,673)        (105,154)       $  (1,444,164)
                                  =====================================================================
-------------------------------------------------------------------------------------------------------
Class N
Sold                                     131         $      1,730               --        $          --
Dividends and/or
distributions reinvested                  --                   --               --                   --
Redeemed                                  --                   --               --                   --
                                  ---------------------------------------------------------------------
Net increase (decrease)                  131         $      1,730               --        $          --
                                  =====================================================================

1. For the year ended October 31, 2001, for Class A, B and C shares and for the period from March 1, 2001 (inception of offering) to October 31, 2001, for Class N shares.
================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2001, were $224,097,528 and $234,095,437, respectively.

As of October 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $129,855,212 was:

        Gross unrealized appreciation                $ 7,658,098
        Gross unrealized depreciation                 (9,066,882)
                                                     -----------
        Net unrealized appreciation (depreciation)   $(1,408,784)
                                                     ===========

                 29 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager are in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625% of the first $300 million of average annual net assets of the Fund, 0.50% of the next $100 million and 0.45% of average annual net assets in excess of $400 million. The Fund's management fee for the year ended October 31, 2001, was an annualized rate of 0.625%.
--------------------------------------------------------------------------------
Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed-upon per account fee. OFS has voluntarily undertaken to waive a portion of its transfer agent fee for Classes A, B, C and N shares. This voluntary waiver of expenses limits transfer agent fees to 0.35% of average net assets for Classes A, B, C and N shares effective October 1, 2001.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                         Aggregate           Class A     Commissions        Commissions        Commissions        Commissions
                         Front-End         Front-End      on Class A         on Class B         on Class C         on Class N
                     Sales Charges     Sales Charges          Shares             Shares             Shares             Shares
                        on Class A       Retained by     Advanced by        Advanced by        Advanced by        Advanced by
Year Ended                  Shares       Distributor     Distributor/1/     Distributor/1/     Distributor/1/     Distributor/1/
-----------------------------------------------------------------------------------------------------------------------------
October 31, 2001          $109,771           $72,391         $10,575            $88,402             $5,518                 $7

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                                Class A                 Class B                 Class C                 Class N
                    Contingent Deferred     Contingent Deferred     Contingent Deferred     Contingent Deferred
                          Sales Charges           Sales Charges           Sales Charges           Sales Charges
                               Retained                Retained                Retained                Retained
Year Ended               by Distributor          by Distributor          by Distributor          by Distributor
---------------------------------------------------------------------------------------------------------------
October 31, 2001                   $925                 $53,529                    $975                      $-

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

                 30 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the year ended October 31, 2001, payments under the Class A plan totaled $319,036, all of which were paid by the Distributor to recipients, and included $210,913 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended October 31, 2001, were as follows:

                                                   Distributor's        Distributor's
                                                       Aggregate            Aggregate
                                                    Unreimbursed         Unreimbursed
                  Total Payments  Amount Retained       Expenses     Expenses as % of
                      Under Plan   by Distributor     Under Plan  Net Assets of Class
-------------------------------------------------------------------------------------
Class B Plan            $165,687         $129,507       $563,721                 3.82%
Class C Plan              32,808            6,569         75,238                 2.60
Class N Plan                   5                3             --                   --

                  31 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
5.Futures Contracts
     A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
     The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                  32 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

================================================================================
6. Illiquid or Restricted Securities
As of October 31, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of October 31, 2001, was $3,140,080, which represents 2.41% of the Fund's net assets, of which $300 is considered restricted. Information concerning restricted securities is as follows:

                                                                                       Unrealized
                               Acquisition                    Valuation as of        Appreciation
Security                              Date       Cost        October 31, 2001       (Depreciation)
-------------------------------------------------------------------------------------------------
Stocks and/or Warrants
Geotek Communications, Inc.,
Series B (Escrowed)                 1/4/01       $400                    $300               $(100)
=================================================================================================

7. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the year ended or at October 31, 2001. Effective November 13, 2001, the Fund will no longer participate in this agreement.

                  33 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Directors and Shareholders of
Oppenheimer Disciplined Allocation Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Disciplined Allocation Fund, including the statement of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Disciplined Allocation Fund as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Denver, Colorado
November 21, 2001

                  34 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

FEDERAL INCOME TAX INFORMATION

================================================================================
In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Dividends of $0.0890, $0.0610 and $0.0611 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 5, 2000, all of which was designated as ordinary income for federal income tax purposes.

     Dividends paid by the Fund during the fiscal year ended October 31, 2001, which are not designated as capital gain distributions, should be multiplied by 28.11% to arrive at the amount eligible for the corporate dividend-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                  35 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

OPPENHEIMER DISCIPLINED ALLOCATION FUND

A Series of Oppenheimer Series Fund, Inc.
================================================================================
Officers and Directors          Leon Levy, Chairman of the Board of Directors
                                Donald W. Spiro, Vice Chairman of the Board of
                                Directors
                                John V. Murphy, Director and President
                                Robert G. Galli, Director
                                Phillip A. Griffiths, Director
                                Benjamin Lipstein, Director
                                Elizabeth B. Moynihan, Director
                                Kenneth A. Randall, Director
                                Edward V. Regan, Director
                                Russell S. Reynolds, Jr., Director
                                Clayton K. Yeutter, Director
                                Bruce Bartlett, Vice President
                                John Kowalik, Vice President
                                Christopher Leavy, Vice President
                                Robert G. Zack, Secretary
                                Katherine P. Feld, Assistant Secretary
                                Kathleen T. Ives, Assistant Secretary
                                Denis Molleur, Assistant Secretary
                                Brian W. Wixted, Treasurer
                                Robert J. Bishop, Assistant Treasurer
                                Scott T. Farrar, Assistant Treasurer
================================================================================
Investment Advisor              OppenheimerFunds, Inc.
================================================================================
Distributor                     OppenheimerFunds Distributor, Inc.
================================================================================
Transfer and Shareholder        OppenheimerFunds Services
Servicing Agent
================================================================================
Custodian of                    The Bank of New York
Portfolio Securities
================================================================================
Independent Auditors            KPMG LLP
================================================================================
Legal Counsel                   Mayer, Brown & Platt

                                Oppenheimer funds are distributed by
                                OppenheimerFunds Distributor, Inc. 498 Seventh Avenue, New York, NY 10018

          (C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

                 36 | OPPENHEIMER DISCIPLINED ALLOCATION FUND

INFORMATION AND SERVICES

               As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance./1/ So call us today, or visit our website--we're here
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--------------------------------------------------------------------------------
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               Ticker Symbols Class A: CNMTX Class B: CDABX Class C: CDACX
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--------------------------------------------------------------------------------
               1. Automatic investment plans do not assure profit or protect against losses in declining markets.
               2. At times the website or PhoneLink may be inaccessible or their transaction feature may be unavailable.

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